                                                                    Exhibit 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER (1)

Pursuant  to  18  U.S.C.  Section  1350,  as  created  by  Section  906  of  the
Sarbanes-Oxley  Act of  2002,  the  following  certification  is  being  made to accompany  Catskill  Litigation  Trust's Quarterly Report on Form 10-QSB for the
period ended September 30, 2006;

In  connection  with the  Quarterly  Report of  Catskill  Litigation  Trust (the
"Company") on Form 10-QSB for the period ended  September 30, 2006 as filed with the Securities  and Exchange  Commission on the date hereof (the  "Report"),  I,
Joseph E.  Bernstein,  Acting Chief Executive  Officer of the Company,  certify, pursuant  to 18  U.S.C.  ss.  1350,  adopted  pursuant  to  Section  906  of the
Sarbanes-Oxley Act of 2002 that to my knowledge:

      (1)   The Report fully complies with the  requirements of Section 13(a) or
            Section  15(d),  as applicable,  of the  Securities  Exchange Act of
            1934, as amended; and

      (2)   The  information  contained in the Report  fairly  presents,  in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Joseph E. Bernstein
                                            ------------------------------------
                                            Name:  Joseph E. Bernstein
                                            Title: Acting Chief Executive Officer
                                            Date:  November 10, 2006

      (1)   A signed original of this written statement  required by Section 906 has been provided to Catskill  Litigation Trust and will be retained by Catskill  Litigation  Trust and furnished to the  Securities  and
            Exchange Commission or its staff upon request.

The foregoing  certification  is being  furnished  solely  pursuant to 18 U.S.C.
Section  1350 and is not  being  filed as part of the  Report  or as a  separate disclosure document.